UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2013

CLEAN WIND ENERGY TOWER, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53035	82-6008752
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1997 Annapolis Exchange Pkwy., Suite 300

Annapolis, Maryland  21401

(Address of principal executive offices)

(410) 972-4713

(Registrant's telephone number, including area code)

Copies to:

Stephen M. Fleming, Esq.

Fleming PLLC

49 Front Street, Suite 206

Rockville Centre, New York  11570

Phone: (516) 833-5034

Fax: (516) 977-1209

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into A Material Definitive Agreement
Item 2.03	Creation of a Direct Financial Obligation
Item 3.02	Unregistered Sales of Equity Securities

On January 31, 2013, Clean Wind Energy Tower Inc. (the “Company”) entered into Securities Purchase Agreements with six accredited investors (the “2013 Investors”) providing for the sale by the Company to the 2013 Investors of Convertible Debentures (the "2013 Notes") in the aggregate amount of $239,000. In addition, as previously disclosed in the Form 8-K Current Report filed on January 3, 2013, Ronald W. Pickett, Stephen L. Sadle and Robert P. Crabb, officers and directors of the Company, converted accrued salary in the aggregate amount of $280,000 into the 2013 Notes resulting in a total offering of $519,000.   The financing closed on January 31, 2013.

The 2013 Notes mature December 31, 2014 (the "Maturity Date") and interest associated with the 2013 Notes is 8% per annum, which is payable on the Maturity Date.  The 2013 Notes are convertible into shares of common stock of the Company, at the 2013 Investors’ option, at a conversion price of $0.015.

As of the date of the 2013 Notes, the Company is obligated on the 2013 Notes issued to the holders in connection with the offering. The 2013 Notes are debt obligations arising other than in the ordinary course of business, which constitute direct financial obligations of the Company.

The Company claims an exemption from the registration requirements of the Securities Act of 1933 (the “Securities Act”) for the private placement of these securities pursuant to Section 4(2) of the Securities Act and/or Regulation D promulgated thereunder. The investors are accredited investors as defined in Rule 501 of Regulation D promulgated under the Securities Act.

The foregoing information is a summary of each of the agreements involved in the transactions described above, is not complete, and is qualified in its entirety by reference to the full text of those agreements, each of which is attached an exhibit to this Current Report on Form 8-K.  Readers should review those agreements for a complete understanding of the terms and conditions associated with this transaction.

Item 9.01	Financial Statements and Exhibits

(c) Exhibits.

Exhibit Number	Description
4.1	Form of Securities Purchase Agreement entered with the 2013 Investors

4.2	Form of Convertible Debentures

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEAN WIND ENERGY TOWER, INC.

Date: February 13, 2013	By:	/s/ Ronald W. Pickett
Ronald W. Pickett CEO President and Chairman

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